UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

225 Union Blvd., Suite 600
Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report Form 8-K of Energy Fuels Inc. (the “Company”), filed with the United States Securities and Exchange Commission on June 2, 2016 (the “Original Form 8-K”). The Original Form 8-K indicated that the full text of the Purchase and Sale Agreement (the “Purchase Agreement”) by and among the Company, Strathmore Resources (US) Ltd., SC Clean Energy, Inc. and Summit New Energy Holding, LLC would be filed as an exhibit to the Company’s Form 10-Q for the quarter ending June 30, 2016. As the Purchase Agreement was inadvertently omitted from the Form 10-Q exhibits, this Form 8-K/A serves to file the Purchase Agreement. No other corrections or changes to the Original Form 8-K are made by way of this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Purchase and Sale Agreement dated as of May 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: September 7, 2016	By: /s/ David C. Frydenlund
David C. Frydenlund
Senior Vice President, General Counsel and Corporate Secretary